                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 12, 1997


                                CFX CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Hampshire                 1-10633                02-0402421
   ----------------------------        -----------          -------------------
   (State or other jurisdiction        (Commission          (I.R.S. employer
          of incorporation)            file number)         identification no.)


  102 Main Street, Keene, New Hampshire                           03431
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code:         (603) 352-2502


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

         Item 5.   Other Events.

              As previously disclosed in CFX Corporation's Current Report on Form 8-K filed on September 15, 1997, CFX Corporation consummated the acquisitions of Portsmouth Bank Shares, Inc. and Community Bankshares, Inc. and their respective subsidiaries on August 29, 1997 (the "Acquisitions"). Filed herewith as Exhibit 99.1 are restated audited consolidated financial statements of CFX Corporation and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996, giving effect to the Acquisitions, and the independent auditor's report thereon.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.

                   The exhibits listed in the Exhibit Index are filed herewith.


                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, CFX has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CFX CORPORATION



         Date:  December 12, 1997      By: /s/ Gregg R. Tewksbury
                                           ----------------------
                                           Gregg R. Tewksbury
                                           Chief Financial Officer

                                    EXHIBIT INDEX

                                                             Location in
                                                             Sequentially
                                                             Numbered Copy
                                                             -------------
         23.1     Consent of Wolf & Company, P.C.

         23.2     Consent of Shatswell, MacLeod &
                  Company, P.C. (with respect to
                  Portsmouth Bank Shares, Inc.)

         23.3     Consents of KPMG Peat Marwick LLP
                  (with respect to The Safety
                  Fund Corporation and Community
                  Bankshares, Inc.)

         23.4     Consent of Deloitte & Touche, LLP
                  (with respect to Orange Savings Bank)

         99.1     Restated audited consolidated
                  financial statements of CFX
                  Corporation and subsidiaries as of
                  December 31, 1996 and 1995, and the
                  related consolidated statements of
                  income, stockholders' equity and cash
                  flows for each of the years in the
                  three-year period ended December 31,
                  1996, giving effect to the Acquisitions, and the independent auditor's report thereon.

         99.2     Report of Shatswell, MacLeod & Company,
                  P.C. (with respect to Portsmouth Bank
                  Shares, Inc.)

         99.3     Report of KPMG Peat Marwick LLP (with
                  respect to Community Bankshares, Inc.)

         99.4     Report of KPMG Peat Marwick LLP (with
                  respect to The Safety Fund Corporation)

         99.5     Report of Deloitte & Touche, LLP. (with
                  respect to Orange Savings Bank)




                                     - 3 -